Exhibit 99.1

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF CALIFORNIA

July 2002 Grand Jury

UNITED STATES OF AMERICA,	)	Criminal Case No. 03CR1587L
)
Plaintiff,	)	I N D I C T M E N T
	)	(2nd Superseding)
v.	)
)

Title 18, U.S.C., Sec. 371 - Conspiracy; Title 42, U.S.C., Sec. 1320a-7b(b) (2) (A) - Offering and Paying Remunerations; Title 18, U.S.C., Sec. 1518 - Obstruction of a Health Care Offense Investigation; Title 18, U.S.C., Sec. 1512 - Witness Tampering; Title 18, U.S.C., Sec. 2 - Aiding and Abetting

BARRY WEINBAUM (1), TENET HEALTHSYSTEM HOSPITALS, INC. (2), ALVARADO HOSPITAL MEDICAL CENTER, INC. (3), MINA NAZARYAN (4),	) ) ) ) )
)
Defendants.	)

The grand jury charges:

INTRODUCTORY ALLEGATIONS

At all times relevant to the charges in this indictment:

1.                                      Medicare is a Federal health care program that provides basic medical coverage for persons age 65 and over who are entitled to retirement benefits and for persons under age 65 who suffer from certain disabilities. The United States funds 100% of Medicare, which is administered by the United States Department of Health and Human Services.

DEB: nlv(3); San Diego

9/25/03

2.                                       The State of California Medicaid Program (“Medi-Cal”) is a Federal health care program that provides basic medical coverage for needy and indigent persons. The United States funds 50% of Medi-Cal.

3.                                       Hospitals and other health care providers desiring to treat Medicare and Medi-Cal beneficiaries must apply to Medicare and Medi-Cal for provider numbers. Upon receipt of a provider number, the provider may submit claims directly to Medicare and to Medi-Cal.

DEFENDANTS

4.                                       Defendant ALVARADO HOSPITAL MEDICAL CENTER, INC., located at 6655 Alvarado Road, San Diego, California, is owned and controlled by defendant TENET HEALTHSYSTEM HOSPITALS, INC., a wholly-owned subsidiary of Tenet Healthcare Corporation.  Tenet Healthcare Corporation was known as National Medical Enterprises, Inc. until on or about June 23, 1995.

5.                                       Prior to June 1, 2001, Alvarado Hospital Medical Center was a fictitious business name of defendant TENET HEALTHSYSTEM HOSPITALS, INC. On June 1, 2001, defendant TENET HEALTHSYSTEM HOSPITALS, INC. contributed the assets of Alvarado Hospital Medical Center to defendant ALVARADO HOSPITAL MEDICAL CENTER, INC.

6.                                       Alvarado Hospital is a Medicare provider, and received over $390,000,000 from the Medicare program from 1992 to 2002.

7.                                       Alvarado Hospital is a Medi-Cal provider, and received over $40,000,000 from the Medi-Cal program from 1992 to 2002.

8.                                       Since in or about November, 1991, until the date of this indictment, defendant BARRY WEINBAUM has been the Chief Executive Officer of Alvarado Hospital.

9.                                       Since in or about January, 1995, until the date of this indictment, defendant MINA NAZARYAN has been employed in the administrative offices of Alvarado Hospital and has had primary responsibility for defendant Alvarado Hospital’s physician relations, including the administration of Alvarado Hospital’s physician relocation program.

THE ANTI-KICKBACK STATUTE

10.                                 The federal anti-kickback statute is codified at Title 42, United States Code, Section 1320a-7b(b). Under the anti-kickback statute, among other things, it is illegal to knowingly and willfully confer any remuneration, including any bribe, kickback or rebate, to any person, if any one purpose of conferring that remuneration is to induce that person to refer an individual for the furnishing of any item or service for which payment may be made under a Federal health care program.

11.                                 The purpose of the anti-kickback statute is to ensure that the medical referral decision is made with the patient’s best interest in mind, and to prevent inflation of the cost of medical treatment by the payment of referral fees and by the referral of patients for care that they do not need.

TENET’S CORPORATE HISTORY

12.                                 On or about June 29, 1994, a subsidiary of Tenet Healthcare Corporation (then known as National Medical Enterprises, Inc.) pled guilty to federal criminal charges that its psychiatric hospitals, among other things, made payments to doctors in exchange for patient referrals, in violation of the federal anti-kickback statute. Tenet also entered into a 5-year civil and administrative agreement with the government that included a Corporate Integrity Agreement (“CIA”) with the Inspector General of the United States Department of Health and Human Services.

13.                                 The CIA provided that Tenet would maintain a Corporate Integrity Program that would involve all company directors, officers, employees and contractors. The CIA also mandated that Tenet would establish a Corporate Integrity Program Management Committee, chaired by Tenet’s President and Chief Operating Officer, to administer the Corporate Integrity Program. The CIA provided that “The Corporate Integrity Program shall be maintained so as to ensure, to the extent reasonably possible, that [Tenet] and each of its directors, officers, employees and contractors maintain the business integrity required of a participant in federally-funded health care programs, and that [Tenet’s] delivery of medical care is in compliance with all laws and regulations applicable to such programs and with the terms of this Agreement.”

14.                                 Tenet Healthcare Corporation’s written corporate policy on physician relocation and recruitment agreements, promulgated as an interim policy on July 1, 1993, and as a final policy on October 1, 1995, provided that any monetary benefits conferred by a physician relocation and recruitment agreement must not “inure to the benefit of any physician(s) other than the recruited physician.” Tenet’s policy also mandated the CEO of any hospital entering into such an agreement should submit the proposed Relocation Agreement and supporting documentation, with a cover memo, to the Regional Vice President of Operations and the Regional Law Department for pre-approval.

15.                                 All Tenet employees, including defendants BARRY WEINBAUM and MINA NAZARYAN received regular ethics training, including training on the federal anti-kickback statute.

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ALVARADO HOSPITAL’S RELOCATION AGREEMENTS

16.                                 From 1992 to the present, defendant BARRY WEINBAUM has executed more than 100 physician Relocation Agreements on behalf of defendant TENET HEALTHSYSTEM HOSPITALS, INC. and defendant ALVARADO HOSPITAL MEDICAL CENTER, INC., which resulted in more than $10,000,000 in payments to physicians.

17.                                 Much of the more than $10,000,000 paid pursuant to the Relocation Agreements inured to the benefit of the established physician practices that the relocated physicians joined.

ESTABLISHED MEDICAL PRACTICES

18.                                 The San Diego Sports Medicine & Orthopaedic Center, Dr. Paul Ver Hoeve, Dr. John Gaidry, the Mid-City Medical Group, Drs. Hamid and Nasrin Mani, Dr. Larry Emdur, the Center for Family Health and Dr. Richard Parker are established physician practices located in San Diego County.

19.                                 All of established physician practices identified in paragraph 18 referred Federal health care program patients, including Medicare and/or Medi-Cal beneficiaries, to Alvarado Hospital.

Count 1

(Conspiracy)

1.                                       Paragraphs 1-19 of the Introductory Allegations hereby are incorporated by reference as if fully set forth herein.

2.                                       On or about a date unknown and continuing until the date of this indictment, within the Southern District of California, and elsewhere, defendants BARRY WEINBAUM, TENET HEALTHSYSTEM HOSPITALS, INC., ALVARADO HOSPITAL MEDICAL CENTER, INC., and MINA NAZARYAN did knowingly and intentionally conspire with each other and with others known and unknown to the grand jury to commit offenses against the

United States, that is violations of Title 42, United States Code, Section 1320a-7b (b) (1) (A) (soliciting and receiving remunerations); and Title 42, United States Code, Section 1320a-7b (b) (2) (A) (offering and paying remunerations).

3.                                       It was part of the conspiracy that defendants BARRY WEINBAUM, TENET HEALTHSYSTEM HOSPITALS, INC., ALVARADO HOSPITAL MEDICAL CENTER, INC., and MINA NAZARYAN induced physicians to refer patients insured by a Federal health care program to Alvarado Hospital’s inpatient and outpatient facilities by:

a.                                       Paying physicians to locate their practices in the Alvarado Hospital service area;

b.                                       Paying money to physicians pursuant to Relocation Agreements having previously arranged for much of that money to be passed through to established physician practices that defendants had targeted for increased referrals, and to established physician practices that were loyal referrers of patients to Alvarado Hospital;

c.                                        Paying Relocation Agreement benefits to relatives of established physicians whom defendants had targeted for increased referrals, and to relatives of established physicians who were loyal referrers of patients to Alvarado Hospital; and

d.                                       Paying physicians pursuant to “personal services contracts” for managing, marketing, and expanding their own practices.

4.                                       It was a further part of the conspiracy that, from 1992 to the present, defendants BARRY WEINBAUM, TENET HEALTHSYSTEM HOSPITALS, INC., ALVARADO HOSPITAL MEDICAL CENTER, INC., and MINA NAZARYAN caused more than $10,000,000 to be paid to more than 100 physicians who agreed to locate their practices in the Alvarado Hospital service area, and to the established physician practices that those physicians joined, with the intent to induce those physicians to refer patients to Alvarado Hospital.

OVERT ACTS

In furtherance of the conspiracy and to effect its objects, the following overt acts, among others, were committed in the Southern District of California, and elsewhere:

The San Diego Sorts Medicine & Orthopaedic Center

1.                                       On or about August 1, 1994, defendant BARRY WEINBAUM signed a Relocation Agreement on behalf of defendant TENET HEALTHSYSTEM HOSPITALS, INC. (then known as NME Hospitals, Inc.) with Dr. C. A., having previously arranged for at least $50,000 of the money paid by defendant TENET HEALTHSYSTEM HOSPITALS, INC. under that agreement to be passed through by Dr. C. A. to the San Diego Sports Medicine & Orthopaedic Center.

2.                                       On or about August 14, 1997, after learning that the San Diego Sports Medicine & Orthopaedic Center was responsible for paying all debts that Dr. C. A. incurred under his Relocation Agreement, defendant BARRY WEINBAUM signed a letter on behalf of defendant TENET HEALTHSYSTEM HOSPITALS, INC. forgiving a $97,003.14 debt that Dr. C. A. incurred by breaching his Relocation Agreement.

Dr. Paul Ver Hoeve

3.                                       On or about October 31, 1995, defendant BARRY WEINBAUM signed a Relocation Agreement on behalf of defendant TENET HEALTHSYSTEM HOSPITALS, INC. with Dr. P. M., having previously arranged for at least $164,000 of the money paid by defendant TENET HEALTHSYSTEM HOSPITALS, INC. under that agreement to be passed through by Dr. P. M. to Dr. Paul Ver Hoeve.

4.                                       On or about August 1, 1996, defendant BARRY WEINBAUM signed a Relocation Agreement on behalf of defendant TENET HEALTHSYSTEM HOSPITALS, INC. with Dr. B. W., having previously arranged for at least $194,000 of the money paid by defendant TENET HEALTHSYSTEM HOSPITALS, INC. under that agreement to be passed through by Dr. B. W. to Dr. Paul Ver Hoeve.

5.                                       On or about September 1, 1996, defendant BARRY WEINBAUM signed a personal services contract with Dr. Paul Ver Hoeve pursuant to which defendant TENET HEALTHSYSTEM HOSPITALS, INC. would pay Dr. Paul Ver Hoeve $3,000 per month.

6.                                       In or about May, 1997, defendant BARRY WEINBAUM approved a fiscal year 1998 goal for a defendant MINA NAZARYAN that stated “Grow Dr. Paul Ver Hoeve’s practice and strengthen alliance with Alvarado Hospital Medical Center; Recruit Dr. [S. L.]. Grow admissions by 24 per year.”

7.                                       On or about May 15, 1997, defendant BARRY WEINBAUM signed a Relocation Agreement on behalf of defendant TENET HEALTHSYSTEM HOSPITALS, INC. with Dr. S. L., having previously arranged for at least $194,000 of the money paid by defendant TENET HEALTHSYSTEM HOSPITALS, INC. under that agreement to be passed through by Dr. S. L. to Dr. Paul Ver Hoeve.

8.                                       On or about August 16, 1998, defendant MINA NAZARYAN listed as an “Accomplishment” for the 1998 fiscal year, “Drs. Ver

Hoeve, [S. L.], [B. W.] practice grew by 99 admissions via alliance with AHMC.”

9.                                       On or about September 10, 1997, defendant BARRY WEINBAUM signed a letter agreeing to extend defendant TENET HEALTHSYSTEM HOSPITALS, INC.’s $3,000 monthly payments to Dr. Paul Ver Hoeve.

10.                                 On or about December 1, 1997, defendant BARRY WEINBAUM signed a Relocation Agreement on behalf of defendant TENET HEALTHSYSTEM HOSPITALS, INC. with Dr. R. P., having previously arranged for at least $140,000 of the money paid by defendant TENET HEALTHSYSTEM HOSPITALS, INC. under that agreement to be passed through by Dr. R. P. to Dr. Paul Ver Hoeve.

11.                                 In or about January, 1998, defendant BARRY WEINBAUM instructed Dr. Paul Ver Hoeve and his accountant to not characterize the money paid to Dr. Paul Ver Hoeve through the relocated physicians as “Alvarado Income.”

12.                                 In or about January, 1998, Dr. Paul Ver Hoeve directed his accountant to change the characterization of the money that he indirectly received through the Relocation Agreements from “Alvarado Income” to “Other Income.”

13.                                 On or about March 12, 1998, Dr. Paul Ver Hoeve received a check in the amount of $12,000 from Dr. S. L.

14.                                 On or about March 16, 1998, Dr. Paul Ver Hoeve endorsed a check in the amount of $9,600 from Dr. R. P.

15.                                 On or about April 3, 1998, defendant BARRY WEINBAUM approved a physician activity log submitted by Dr. Paul Ver

Hoeve pursuant to his personal services contract with Alvarado Hospital.

16.                                 On or about April 30, 1998, defendant BARRY WEINBAUM approved a physician activity log submitted by Dr. Paul Ver Hoeve pursuant to his personal services contract with Alvarado Hospital.

17.                                 On or about May 29, 1998, defendant BARRY WEINBAUM approved a physician activity log submitted by Dr. Paul Ver Hoeve pursuant to his personal services contract with Alvarado Hospital.

Dr. John Gaidry

18.                                 On or about January 12, 1998, defendant BARRY WEINBAUM signed a Relocation Agreement on behalf of defendant TENET HEALTHSYSTEM HOSPITALS, INC. with Dr. B. G., the wife of Dr. John Gaidry, whom defendant BARRY WEINBAUM had arranged to take over the practice of Dr. Paul Ver Hoeve, pursuant to which defendant TENET HEALTHSYSTEM HOSPITALS, INC. agreed to pay $70,000 for leasehold improvements and equipment purchases, $180,000 for office expenses, and a $132,000 collections guarantee for one year, up to a maximum obligation of $312,000.

The Mid-City Medical Group

19.                                 On or about February 5, 1996, defendant BARRY WEINBAUM reviewed a letter from the physicians of the Mid-City Medical Group soliciting money from Alvarado Hospital to expand their practice and stating that the “patient load that we are capable to expand will definitely help to increase the flow of admissions to the Alvarado Hospital Medical Center.”

20.                                 On or about July 1, 1996, defendant BARRY WEINBAUM signed a Relocation Agreement on behalf of defendant TENET HEALTHSYSTEM HOSPITALS, INC. with Dr. H. N., having previously arranged for at least $230,000 of the money paid by defendant TENET HEALTHSYSTEM HOSPITALS, INC. under that agreement to be passed through by Dr. H. N. to the Mid-City Medical Group.

Drs. Nasrin and Hamid Mani

21.                                 On or about July 1, 1996, defendant BARRY WEINBAUM signed a Relocation Agreement with Dr. M. M., who had just completed a residency, that guaranteed him an income of $435,000 for one year to join the “California Retina Associates” practice of Dr. M. M.’s brother and sister, Drs. Nasrin and Hamid Mani, who recently had brought their ophthalmology surgery practice to Alvarado Hospital from a competing hospital.

22.                                 On or about August 16, 1998, defendant MINA NAZARYAN listed as an “Accomplishment” for the 1998 fiscal year, “Dr. [M. M.] recruited and retinal cases grew by 104.”

23.                                 In or about November 1998, during the negotiation of Dr. D. M.’s Relocation Agreement, defendant MINA NAZARYAN requested 10% of the money that Dr. D. M. received under his Relocation Agreement.

24.                                 On or about February 4, 1999, defendant BARRY WEINBAUM signed a Relocation Agreement with Dr. D. M., the husband of Dr. Nasrin Mani, that guaranteed Dr. D. M. collections of $296,400 for one year.

25.                                 On or about February 22, 1999, defendant MINA NAZARYAN received a $10,000 check signed by Dr. Nasrin Mani.

26.                                 On or about June 9, 1999, defendant MINA NAZARYAN received a $5,000 check signed by Dr. Hamid Mani.

27.                                 On or about September 7, 1999, defendant MINA NAZARYAN received a $5,000 check signed by Dr. Hamid Mani.

28.                                 On or about October 28, 1999, defendant MINA NAZARYAN received a $5,000 check signed by Dr. Nasrin Mani.

29.                                 On or about February 14, 2000, defendant MINA NAZARYAN received a $3,000 check signed by Dr. Nasrin Mani.

30.                                 On or about June 5, 2000, defendant MINA NAZARYAN received a $3,000 check signed by Dr. Nasrin Mani.

31.                                 On or about July 22, 2002, defendant BARRY WEINBAUM signed a Relocation Agreement with Dr. P. M., the sister of Drs. Hamid and Nasrin Mani, that guaranteed Dr. P. M. collections of $369,000 for one year.

32.                                 In or about July, 2002, Dr. P. M. agreed to pay defendant MINA NAZARYAN 10% of the money that Dr. P. M. received under her Relocation Agreement.

33.                                 On or about August 5, 2002, defendant MINA NAZARYAN cashed a $10,000 check that she received from Dr. P. M.

34.                                 On or about June 19, 2003, defendant MINA NAZARYAN took delivery of an envelope containing $5,500 in cash from Dr. P. M. in the parking lot of Alvarado Hospital.

Dr. Larry Emdur

35.                                 On or about July 20, 1998, defendant BARRY WEINBAUM signed a Relocation Agreement on behalf of defendant TENET HEALTHSYSTEM HOSPITALS, INC. with Dr. J. B., having previously arranged for at least $153,000 of the money paid by defendant TENET HEALTHSYSTEM HOSPITALS, INC. under that agreement to be passed through by Dr. J. B. to Dr. Larry Emdur.

36.                                 On or about December 10, 2001, defendant BARRY WEINBAUM signed a Relocation Agreement on behalf of defendant ALVARADO HOSPITAL MEDICAL CENTER, INC. with Dr. T. B., having previously arranged for at least $144,000 of the money paid by defendant TENET HEALTHSYSTEM HOSPITALS, INC. under that agreement to be passed through by Dr. T. B. to Dr. Larry Emdur.

The Center for Family Health

37.                                 On or about October 22, 1998, defendant BARRY WEINBAUM signed a Relocation Agreement on behalf of defendant TENET HEALTHSYSTEM HOSPITALS, INC. with Dr. S. A., having previously arranged for at least $166,304 of the money paid by defendant TENET HEALTHSYSTEM HOSPITALS, INC. under that agreement to be passed through by Dr. S. A. to the Center for Family Health.

Dr. Richard Parker/San-Diego Sports Medicine and Family Health Center

38.                                 On or about August 3, 1998, defendant BARRY WEINBAUM signed a Relocation Agreement on behalf of defendant TENET HEALTHSYSTEM HOSPITALS, INC. with Dr. M. P., the wife of Dr. Richard Parker, an established physician in the San Diego Sports Medicine and Family Health Center, that guaranteed $50,000 in leasehold improvements.

All in violation of Title 18, United States Code, Section 371.

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Count 2

(Paying Illegal Remunerations)

On or about March 10, 1998, defendants BARRY WEINBAUM, TENET HEALTHSYSTEM HOSPITALS, INC., and ALVARADO HOSPITAL MEDICAL CENTER, INC., did knowingly and willfully offer and pay a remuneration, including a kickback and bribe, directly and indirectly, overtly and covertly, in cash and in kind, to Dr. Paul Ver Hoeve (Check No. 001441595) to induce Dr. Paul Ver Hoeve to refer individuals, including Medicare patients, to Alvarado Hospital Medical Center for the furnishing of services for which payment may be made in whole or in part under a Federal health care program; in violation of Title 42, United States Code, Section 1320a-7b(b)(2)(A), and Title 18, United States Code, Section 2.

Count 3

(Paying Illegal Remunerations)

On or about March 10, 1998, defendants BARRY WEINBAUM, TENET HEALTHSYSTEM HOSPITALS, INC., and ALVARADO HOSPITAL MEDICAL CENTER, INC., did knowingly and willfully offer and pay a remuneration, including a kickback and bribe, directly and indirectly, overtly and covertly, in cash and in kind to Dr. Paul Ver Hoeve (Check No. 001441670) to induce Dr. Paul Ver Hoeve to refer individuals, including Medicare patients, to Alvarado Hospital Medical Center for the furnishing of services for which payment may be made in whole or in part under a Federal health care program; in violation of Title 42, United States Code, Section 1320a-7b(b)(2)(A), and Title 18, United States Code, Section 2.

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Count 4

(Paying Illegal Remunerations)

On or about March 24, 1998, defendants BARRY WEINBAUM, TENET HEALTHSYSTEM HOSPITALS, INC., and ALVARADO HOSPITAL MEDICAL CENTER, INC., did knowingly and willfully offer and pay a remuneration, including a kickback and bribe, directly and indirectly, overtly and covertly, in cash and in kind, to Dr. Paul Ver Hoeve (Check No. 001472776) to induce Dr. Paul Ver Hoeve to refer individuals, including Medicare patients, to Alvarado Hospital Medical Center for the furnishing of services for which payment may be made in whole or in part under a Federal health care program; in violation of Title 42, United States Code, Section 1320a-7b (b) (2) (A), and Title 18, United States Code, Section 2.

Count 5

(Paying Illegal Remunerations)

On or about April 7, 1998, defendants BARRY WEINBAUM, TENET HEALTHSYSTEM HOSPITALS, INC., and ALVARADO HOSPITAL MEDICAL CENTER, INC., did knowingly and willfully offer and pay a remuneration, including a kickback and bribe, directly and indirectly, overtly and covertly, in cash and in kind to Dr. Paul Ver Hoeve (Check No. 001503591) to induce Dr. Paul Ver Hoeve to refer individuals, including Medicare patients, to Alvarado Hospital Medical Center for the furnishing of services for which payment may be made in whole or in part under a Federal health care program; in violation of Title 42, United States Code, Section 1320a-7b (b) (2) (A), and Title 18, United States Code, Section 2.

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Count 6

(Paying Illegal Remunerations)

On or about April 23, 1998, defendants BARRY WEINBAUM, TENET HEALTHSYSTEM HOSPITALS, INC., and ALVARADO HOSPITAL MEDICAL CENTER, INC., did knowingly and willfully offer and pay a remuneration, including a kickback and bribe, directly and indirectly, overtly and covertly, in cash and in kind, to Dr. Paul Ver Hoeve (Check No. 001541571) to induce Dr. Paul Ver Hoeve to refer individuals, including Medicare patients, to Alvarado Hospital Medical Center for the furnishing of services for which payment may be made in whole or in part under a Federal health care program; in violation of Title 42, United States Code, Section 1320a-7b(b)(2)(A), and Title 18, United States Code, Section 2.

Count 7

(Paying Illegal Remunerations)

On or about May 12, 1998, defendants BARRY WEINBAUM, TENET HEALTHSYSTEM HOSPITALS, INC., and ALVARADO HOSPITAL MEDICAL CENTER, INC., did knowingly and willfully offer and pay a remuneration, including a kickback and bribe, directly and indirectly, overtly and covertly, in cash and in kind to Dr. Paul Ver Hoeve (Check No. 001585483) to induce Dr. Paul Ver Hoeve to refer individuals, including Medicare patients, to Alvarado Hospital Medical Center for the furnishing of services for which payment may be made in whole or in part under a Federal health care program; in violation of Title 42, United States Code, Section 1320a-7b (b) (2) (A), and Title 18, United States Code, Section 2.

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Count 8

(Paying Illegal Remunerations)

On or about July 23, 1998, defendants BARRY WEINBAUM, TENET HEALTHSYSTEM HOSPITALS, INC., and ALVARADO HOSPITAL MEDICAL CENTER, INC., did knowingly and willfully offer and pay a remuneration, including a kickback and bribe, directly and indirectly, overtly and covertly, in cash and in kind, to Dr. Larry Emdur (Check No. 1793191) to induce Dr. Larry Emdur to refer individuals, including Medicare patients, to Alvarado Hospital Medical Center for the furnishing of services for which payment may be made in whole or in part under a Federal health care program; in violation of Title 42, United States Code, Section 1320a-7b (b) (2) (A), and Title 18, United States Code, Section 2.

Count 9

(Paying Illegal Remunerations)

On or about July 28, 1998, defendants BARRY WEINBAUM, TENET HEALTHSYSTEM HOSPITALS, INC., ALVARADO HOSPITAL MEDICAL CENTER, INC., and MINA NAZARYAN did knowingly and willfully offer and pay a remuneration, including a kickback and bribe, directly and indirectly, overtly and covertly, in cash and in kind, to Dr. Larry Emdur (Check No. 1801005) to induce Dr. Larry Emdur to refer individuals, including Medicare patients, to Alvarado Hospital Medical Center for the furnishing of services for which payment may be made in whole or in part under a Federal health care program; in violation of Title 42, United States Code, Section 1320a-7b(b)(2)(A), and Title 18, United States Code, Section 2.

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Count 10

(Paying Illegal Remunerations)

On or about November 4, 1998, defendants BARRY WEINBAUM, TENET HEALTHSYSTEM HOSPITALS, INC., ALVARADO HOSPITAL MEDICAL CENTER, INC., and MINA NAZARYAN did knowingly and willfully offer and pay a remuneration, including a kickback and bribe, directly and indirectly, overtly and covertly, in cash and in kind, to Dr. Robert Malkus of the Center for Family Health (Check No. 2013027) to induce Dr. Robert Malkus to refer individuals, including Medicare patients, to Alvarado Hospital Medical Center for the furnishing of services for which payment may be made in whole or in part under a Federal health care program; in violation of Title 42, United States Code, Section 1320a-7b(b)(2)(A), and Title 18, United States Code, Section 2.

Count 11

(Paying Illegal Remunerations)

On or about December 15, 1998, defendants BARRY WEINBAUM, TENET HEALTHSYSTEM HOSPITALS, INC., ALVARADO HOSPITAL MEDICAL CENTER, INC., and MINA NAZARYAN did knowingly and willfully offer and pay a remuneration, including a kickback and bribe, directly and indirectly, overtly and covertly, in cash and in kind, to Dr. Robert Malkus of the Center for Family Health (Check No. 2102969) to induce Dr. Robert Malkus to refer individuals, including Medicare patients, to Alvarado Hospital Medical Center for the furnishing of services for which payment may be made in whole or in part under a Federal health care program; in violation of Title 42, United States Code, Section 1320a-7b (b) (2) (A), and Title 18, United States Code, Section 2.

Count 12

(Paying Illegal Remunerations)

On or about March 11, 1999, defendants BARRY WEINBAUM, TENET HEALTHSYSTEM HOSPITALS, INC., ALVARADO HOSPITAL MEDICAL CENTER, INC., and MINA NAZARYAN did knowingly and willfully offer and pay a remuneration, including a kickback and bribe, directly and indirectly, overtly and covertly, in cash and in kind, to Dr. Robert Malkus of the Center for Family Health (Check No. 2298255) to induce Dr. Robert Malkus to refer individuals, including Medicare patients, to Alvarado Hospital Medical Center for the furnishing of services for which payment may be made in whole or in part under a Federal health care program; in violation of Title 42, United States Code, Section 1320a-7b(b)(2)(A), and Title 18, United States Code, Section 2.

Count 13

(Paying Illegal Remunerations)

On or about May 18, 1999, defendants BARRY WEINBAUM, TENET HEALTHSYSTEM HOSPITALS, INC., ALVARADO HOSPITAL MEDICAL CENTER, INC., and MINA NAZARYAN did knowingly and willfully offer and pay a remuneration, including a kickback and bribe, directly and indirectly, overtly and covertly, in cash and in kind, to Dr. Robert Malkus of the Center for Family Health (Check No. 2449982) to induce Dr. Robert Malkus to refer individuals, including Medicare patients, to Alvarado Hospital Medical Center for the furnishing of services for which payment may be made in whole or in part under a Federal health care program; in violation of Title 42, United States Code, Section 1320a-7b(b)(2)(A), and Title 18, United States Code, Section 2.

Count 14

(Paying Illegal Remunerations)

On or about March 26, 1998, defendants BARRY WEINBAUM, TENET HEALTHSYSTEM HOSPITALS, INC., and ALVARADO HOSPITAL MEDICAL CENTER, INC., did knowingly and willfully offer and pay a remuneration, including a kickback and bribe, directly and indirectly, overtly and covertly, in cash and in kind, to Dr. John Gaidry (Check No. 1480504) to induce Dr. John Gaidry to refer individuals, including Medicare patients, to Alvarado Hospital Medical Center for the furnishing of services for which payment may be made in whole or in part under a Federal health care program; in violation of Title 42, United States Code, Section 1320a-7b (b) (2) (A), and Title 18, United States Code, Section 2.

Count 15

(Paying Illegal Remunerations)

On or about July 14, 1998, defendants BARRY WEINBAUM, TENET HEALTHSYSTEM HOSPITALS, INC., and ALVARADO HOSPITAL MEDICAL CENTER, INC., did knowingly and willfully offer and pay a remuneration, including a kickback and bribe, directly and indirectly, overtly and covertly, in cash and in kind, to Dr. John Gaidry (Check No. 1770438) to induce Dr. John Gaidry to refer individuals, including Medicare patients, to Alvarado Hospital Medical Center for the furnishing of services for which payment may be made in whole or in part under a Federal health care program; in violation of Title 42, United States Code, Section 1320a-7b (b) (2) (A), and Title 18, United States Code, Section 2.

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Count 16

(Paying Illegal Remunerations)

On or about August 6, 1998, defendants BARRY WEINBAUM, TENET HEALTHSYSTEM HOSPITALS, INC., ALVARADO HOSPITAL MEDICAL CENTER, INC., and MINA NAZARYAN did knowingly and willfully offer and pay a remuneration, including a kickback and bribe, directly and indirectly, overtly and covertly, in cash and in kind, to Dr. Richard Parker (Check No. 1823934) to induce Dr. Richard Parker to refer individuals, including Medicare patients, to Alvarado Hospital Medical Center for the furnishing of services for which payment may be made in whole or in part under a Federal health care program; in violation of Title 42, United States Code, Section 1320a-7b (b) (2) (A), and Title 18, United States Code, Section 2.

Count 17

(Paying Illegal Remunerations)

On or about August 13, 1998, defendants BARRY WEINBAUM, TENET HEALTHSYSTEM HOSPITALS, INC., ALVARADO HOSPITAL MEDICAL CENTER, INC., and MINA NAZARYAN did knowingly and willfully offer and pay a remuneration, including a kickback and bribe, directly and indirectly, overtly and covertly, in cash and in kind, to Dr. Richard Parker (Check No. 1839293) to induce Dr. Richard Parker to refer individuals, including Medicare patients, to Alvarado Hospital Medical Center for the furnishing of services for which payment may be made in whole or in part under a Federal health care program; in violation of Title 42, United States Code, Section 1320a-7b (b) (2) (A), and Title 18, United States Code, Section 2.

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Count 18

(Paying Illegal Remunerations)

On or about February 9, 1999, defendants BARRY WEINBAUM, TENET HEALTHSYSTEM HOSPITALS, INC., ALVARADO HOSPITAL MEDICAL CENTER, INC., and MINA NAZARYAN did knowingly and willfully offer and pay a remuneration, including a kickback and bribe, directly and indirectly, overtly and covertly, in cash and in kind (Check No. 2220265) to induce Dr. Nasrin Mani to refer individuals, including Medicare patients, to Alvarado Hospital Medical Center for the furnishing of services for which payment may be made in whole or in part under a Federal health care program; in violation of Title 42, United States Code, Section 1320a-7b(b) (2) (A), and Title 18, United States Code, Section 2.

Count 19

(Paying Illegal Remunerations)

On or about June 7, 1999, defendants BARRY WEINBAUM, TENET HEALTHSYSTEM HOSPITALS, INC., ALVARADO HOSPITAL MEDICAL CENTER, INC., and MINA NAZARYAN did knowingly and willfully offer and pay a remuneration, including a kickback and bribe, directly and indirectly, overtly and covertly, in cash and in kind (Check No. 2497934) to induce Dr. Nasrin Mani to refer individuals, including Medicare patients, to Alvarado Hospital Medical Center for the furnishing of services for which payment may be made in whole or in part under a Federal health care program; in violation of Title 42, United States Code, Section 1320a-7b (b) (2) (A), and Title 18, United States Code, Section 2.

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Count 20

(Paying Illegal Remunerations)

On or about September 13, 1999, defendants BARRY WEINBAUM, TENET HEALTHSYSTEM HOSPITALS, INC., ALVARADO HOSPITAL MEDICAL CENTER, INC., and MINA NAZARYAN did knowingly and willfully offer and pay a remuneration, including a kickback and bribe, directly and indirectly, overtly and covertly, in cash and in kind (Check No. 2702709) to induce Dr. Nasrin Mani to refer individuals, including Medicare patients, to Alvarado Hospital Medical Center for the furnishing of services for which payment may be made in whole or in part under a Federal health care program; in violation of Title 42, United States Code, Section 1320a-7b(b)(2)(A), and Title 18, United States Code, Section 2.

Count 21

(Obstruction of a Health Care Offense Investigation)

Beginning on a date unknown and continuing until the date of this indictment, defendant MINA NAZARYAN did willfully prevent, obstruct, mislead and delay, and attempt to prevent, obstruct, mislead, and delay the communication of information and records relating to a violation of a Federal health care offense to a criminal investigator; in violation of Title 18, United States Code, Section 1518, and Title 18, United States Code, Section 2.

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Count 22

(Witness Tampering)

Beginning on a date unknown, and continuing until the date of this indictment, defendant MINA NAZARYAN, did knowingly, intentionally and corruptly persuade and attempt to corruptly persuade another person with intent to influence, delay, and prevent the testimony of another person in an official proceeding; in violation of Title 18, United States Code, Section 1512(b)(1), and Title 18, United States Code, Section 2.

Count 23

(Witness Tampering)

Beginning on a date unknown, and continuing until the date of this indictment, defendant MINA NAZARYAN, did knowingly, intentionally and corruptly persuade and attempt to corruptly persuade another person with intent to hinder, delay and prevent the communication to a law enforcement officer and judge of the United States of information relating to the commission and possible commission of a Federal offense; in violation of Title 18, United States Code, Section 1512(b) (3), and Title 18, United States Code, Section 2.

DATED: September 25, 2003

A TRUE BILL:

Foreperson
CAROL C. LAM
United States Attorney

By:
DANIEL E. BUTCHER
Assistant U. S. Attorney